Earnings Per Share	12 Months Ended
Mar. 31, 2019
Earnings Per Share [Abstract]
Earnings Per Share
14.	EARNINGS PER SHARE

Year ended	March 31,
	2019	2018	2017

Net loss	(12,475)	(7,224)	(2,868)
Allocation of loss net of dividends to shareholders of preferred shares	268	357	(143)
Net loss to shareholders of common shares	(12,207)	(6,867)	(3,011)

Weighted average number of common shares outstanding	36,129,647	22,292,548	18,540,094
Basic and diluted loss per share	(0.34)	(0.31)	(0.16)

The stock options mentioned in Note 11 were not included in the calculation of diluted earnings per share since the Company suffered losses and the inclusion of these stock options would have an antidilutive effect.